SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 24, 2003

DRESSER, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-60778	75-2795365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15455 Dallas Parkway, Suite 1100

Addison, Texas 75001

(Address of principal executive offices) (zip code)

(972) 361-9800

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

The following Exhibits are filed herewith

99.1 Press Release.

Item 9. Regulation FD Disclosure

On March 24, 2003, Dresser, Inc. issued a press release announcing its intention to re-audit its 2001 financial statements. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER, INC.

Date:	March 24, 2003	By:	/s/ Patrick M. Murray
Patrick M. Murray President, Chief Executive Officer

		By:	/s/ James A. Nattier
James A. Nattier Executive Vice President Chief Financial Officer

		By:	/s/ Dale B. Mikus
Dale B. Mikus Vice President – Finance and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release.

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